Exhibit 99.2

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FOURTH QUARTER
			Percent Change
	2022	2021	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$12,516	12,163	2.9%	2.9	—

Europe	5,816	6,925	(16.0)	(6.3)	(9.7)
Western Hemisphere excluding U.S.	1,545	1,459	5.9	11.8	(5.9)
Asia-Pacific, Africa	3,829	4,257	(10.0)	3.1	(13.1)
International	11,190	12,641	(11.5)	(1.1)	(10.4)

Worldwide	$23,706	24,804	(4.4)%	0.9	(5.3)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	TWELVE MONTHS
			Percent Change
	2022	2021	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$48,580	47,156	3.0%	3.0	—

Europe	23,449	23,594	(0.6)	11.0	(11.6)
Western Hemisphere excluding U.S.	6,125	5,750	6.5	10.2	(3.7)
Asia-Pacific, Africa	16,789	17,275	(2.8)	6.2	(9.0)
International	46,363	46,619	(0.6)	9.1	(9.7)

Worldwide	$94,943	93,775	1.3%	6.1	(4.8)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FOURTH QUARTER
			Percent Change
	2022	2021	Total	Operations	Currency
Sales to customers by
segment of business

Consumer Health (1)
U.S.	$1,696	1,529	10.9%	10.9	—
International	2,071	2,199	(5.8)	3.2	(9.0)
	3,767	3,728	1.0	6.4	(5.4)

Pharmaceutical (1)
U.S.	7,375	7,418	(0.6)	(0.6)	—
International	5,788	6,799	(14.9)	(4.5)	(10.4)
	13,163	14,217	(7.4)	(2.5)	(4.9)

Pharmaceutical excluding COVID-19 Vaccine (1,3)
U.S.	7,375	7,205	2.4	2.4	—
International	5,099	5,394	(5.5)	6.0	(11.5)
	12,474	12,599	(1.0)	3.9	(4.9)

MedTech (2)
U.S.	3,445	3,216	7.1	7.1	—
International	3,331	3,643	(8.6)	2.9	(11.5)
	6,776	6,859	(1.2)	4.9	(6.1)

U.S.	12,516	12,163	2.9	2.9	—
International	11,190	12,641	(11.5)	(1.1)	(10.4)
Worldwide	23,706	24,804	(4.4)	0.9	(5.3)

U.S.	12,516	11,950	4.7	4.7	—
International	10,501	11,236	(6.5)	4.4	(10.9)
Worldwide excluding COVID-19 Vaccine (3)	$23,017	23,186	(0.7)%	4.6	(5.3)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
(1) Certain international OTC products, primarily in China, were reclassified from the Pharmaceutical segment to the Consumer Health segment based on operational changes.
(2) Previously referred to as Medical Devices.
(3) Refer to supplemental sales reconciliation schedule.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	TWELVE MONTHS
			Percent Change
	2022	2021	Total	Operations	Currency
Sales to customers by
segment of business

Consumer Health (1)
U.S.	$6,599	6,516	1.3%	1.3	—
International	8,354	8,519	(1.9)	5.3	(7.2)
	14,953	15,035	(0.5)	3.6	(4.1)

Pharmaceutical (1)
U.S.	28,604	27,954	2.3	2.3	—
International	23,959	23,726	1.0	11.9	(10.9)
	52,563	51,680	1.7	6.7	(5.0)

Pharmaceutical excluding COVID-19 Vaccine (1,3)
U.S.	28,484	27,320	4.3	4.3	—
International	21,900	21,975	(0.3)	10.3	(10.6)
	50,384	49,295	2.2	6.9	(4.7)

MedTech (2)
U.S.	13,377	12,686	5.4	5.4	—
International	14,050	14,374	(2.3)	6.9	(9.2)
	27,427	27,060	1.4	6.2	(4.8)

U.S.	48,580	47,156	3.0	3.0	—
International	46,363	46,619	(0.6)	9.1	(9.7)
Worldwide	94,943	93,775	1.3	6.1	(4.8)

U.S.	48,460	46,522	4.2	4.2	—
International	44,304	44,868	(1.3)	8.2	(9.5)
Worldwide excluding COVID-19 Vaccine (3)	$92,764	91,390	1.5%	6.2	(4.7)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
(1) Certain international OTC products, primarily in China, were reclassified from the Pharmaceutical segment to the Consumer Health segment based on operational changes.
(2) Previously referred to as Medical Devices.
(3) Refer to supplemental sales reconciliation schedule.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	FOURTH QUARTER

	2022		2021		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$23,706	100.0	$24,804	100.0	(4.4)
Cost of products sold	7,765	32.8	7,955	32.1	(2.4)
Gross Profit	15,941	67.2	16,849	67.9	(5.4)
Selling, marketing and administrative expenses	6,512	27.4	7,154	28.9	(9.0)
Research and development expense	3,841	16.2	4,720	19.0	(18.6)
In-process research and development	173	0.7	0	0.0
Interest (income) expense, net	(77)	(0.3)	47	0.2
Other (income) expense, net	1,207	5.1	9	0.0
Restructuring	84	0.4	83	0.3
Earnings before provision for taxes on income	4,201	17.7	4,836	19.5	(13.1)
Provision for taxes on income	681	2.9	100	0.4	581.0
Net earnings	$3,520	14.8	$4,736	19.1	(25.7)

Net earnings per share (Diluted)	$1.33		$1.77		(24.9)

Average shares outstanding (Diluted)	2,650.1		2,670.2

Effective tax rate	16.2%		2.1%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$7,418	31.3	$6,339	25.6	17.0
Net earnings	$6,218	26.2	$5,678	22.9	9.5
Net earnings per share (Diluted)	$2.35		$2.13		10.3
Effective tax rate	16.2%		10.4%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	TWELVE MONTHS

	2022		2021		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$94,943	100.0	$93,775	100.0	1.3
Cost of products sold	31,089	32.7	29,855	31.8	4.1
Gross Profit	63,854	67.3	63,920	68.2	(0.1)
Selling, marketing and administrative expenses	24,765	26.1	24,659	26.3	0.4
Research and development expense	14,603	15.4	14,714	15.7	(0.8)
In-process research and development	783	0.8	900	1.0
Interest (income) expense, net	(214)	(0.2)	130	0.1
Other (income) expense, net	1,871	2.0	489	0.5
Restructuring	321	0.3	252	0.3
Earnings before provision for taxes on income	21,725	22.9	22,776	24.3	(4.6)
Provision for taxes on income	3,784	4.0	1,898	2.0	99.4
Net earnings	$17,941	18.9	$20,878	22.3	(14.1)

Net earnings per share (Diluted)	$6.73		$7.81		(13.8)

Average shares outstanding (Diluted)	2,663.9		2,674.0

Effective tax rate	17.4%		8.3%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$31,880	33.6	$30,464	32.5	4.6
Net earnings	$27,038	28.5	$26,195	27.9	3.2
Net earnings per share (Diluted)	$10.15		$9.80		3.6
Effective tax rate	15.2%		14.0%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

		Fourth Quarter
	(Dollars in Millions Except Per Share Data)	2022	2021
	Net Earnings, after tax- as reported	$3,520	$4,736

	Pre-tax Adjustments
	Intangible Asset Amortization expense	1,061	1,121
	Litigation related	262	274
	IPR&D	173	-
	Restructuring related	140	140
	Acquisition, integration and divestiture related ¹	196	26
	(Gains)/losses on securities	6	(198)
	Medical Device Regulation [2]	88	73
	COVID-19 Vaccine related costs [3]	821	-
	Consumer Health separation costs	470	67

	Tax Adjustments
	Tax impact on special item adjustments [4]	(507)	(184)
	Consumer Health separation tax related costs	35	-
	Tax legislation and other tax related	(47)	(377)
	Adjusted Net Earnings, after tax	$6,218	$5,678
	Average shares outstanding (Diluted)	2,650.1	2,670.2
	Adjusted net earnings per share (Diluted)	$2.35	$2.13
	Operational adjusted net earnings per share (Diluted)	$2.46

	Notes:
[1]	Acquisition, integration and divestiture related for 2022 primarily includes costs related to the Abiomed acquisition.
[2]	European Medical Device Regulation (MDR) costs represent one-time compliance costs for the Company’s previously registered products. MDR is a replacement of the existing European Medical Devices Directive regulatory framework, and manufacturers of currently marketed medical devices were required to comply with EU MDR beginning in May 2021. The Company considers the adoption of EU MDR to be a significant one-time regulatory change and is not indicative of on-going operations. The Company has excluded only external third-party regulatory and consulting costs from its MedTech operating segments' measures of profit and loss used for making operating decisions and assessing performance which is expected to be completed during 2024.
[3]	COVID-19 Vaccine related costs include remaining commitments and obligations, including external manufacturing network exit costs and required clinical trial expenses, associated with the Company's modification of its COVID-19 vaccine research program and manufacturing capacity to levels that meet all remaining customer contractual requirements.
[4]	The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

		Twelve Months Ended
	(Dollars in Millions Except Per Share Data)	2022	2021
	Net Earnings, after tax- as reported	$17,941	$20,878

	Pre-tax Adjustments
	Intangible Asset Amortization expense	4,305	4,697
	Litigation related	866	2,328
	IPR&D	783	900
	Restructuring related	463	473
	Acquisition, integration and divestiture related [1]	196	(478)
	(Gains)/losses on securities	690	(533)
	Medical Device Regulation [2]	296	234
	COVID-19 Vaccine related costs [3]	1,474	-
	Consumer Health separation costs	1,089	67
	Other	(7)	-

	Tax Adjustments
	Tax impact on special item adjustments [4]	(1,592)	(1,281)
	Consumer Health separation tax related costs	494	-
	Tax legislation and other tax related	40	(1,090)
	Adjusted Net Earnings, after tax	$27,038	$26,195
	Average shares outstanding (Diluted)	2,663.9	2,674.0
	Adjusted net earnings per share (Diluted)	$10.15	$9.80
	Operational adjusted net earnings per share (Diluted)	$10.70

	Notes:
[1]	Acquisition, integration and divestiture related for 2022 primarily includes costs related to the Abiomed acquisition. Acquisition, integration and divestiture related for 2021 primarily includes the gain on the divestiture of two Pharmaceutical brands outside of the U.S.
[2]	European Medical Device Regulation (MDR) costs represent one-time compliance costs for the Company’s previously registered products. MDR is a replacement of the existing European Medical Devices Directive regulatory framework, and manufacturers of currently marketed medical devices were required to comply with EU MDR beginning in May 2021. The Company considers the adoption of EU MDR to be a significant one-time regulatory change and is not indicative of on-going operations. The Company has excluded only external third-party regulatory and consulting costs from its MedTech operating segments' measures of profit and loss used for making operating decisions and assessing performance which is expected to be completed during 2024.
[3]	COVID-19 Vaccine related costs include remaining commitments and obligations, including external manufacturing network exit costs and required clinical trial expenses, associated with the Company's modification of its COVID-19 vaccine research program and manufacturing capacity to levels that meet all remaining customer contractual requirements.
[4]	The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
FOURTH QUARTER 2022 ACTUAL vs. 2021 ACTUAL

Segments
	Consumer Health	Pharmaceutical	MedTech	Total
WW As Reported	1.0%	(7.4)%	(1.2)%	(4.4)%
U.S.	10.9%	(0.6)%	7.1%	2.9%
International	(5.8)%	(14.9)%	(8.6)%	(11.5)%

WW Currency	(5.4)	(4.9)	(6.1)	(5.3)
U.S.	—	—	—	—
International	(9.0)	(10.4)	(11.5)	(10.4)

WW Operational	6.4%	(2.5)%	4.9%	0.9%
U.S.	10.9%	(0.6)%	7.1%	2.9%
International	3.2%	(4.5)%	2.9%	(1.1)%

Interventional Solutions
Abiomed			(0.5)	(0.1)
U.S.			(1.0)	(0.3)
International			0.0	0.0

All Other Acquisitions and Divestitures	0.0	0.2	0.0	0.1
U.S.	0.1	0.2	(0.2)	0.1
International	0.0	0.1	0.1	0.1

WW Adjusted Operational	6.4%	(2.3)%	4.4%	0.8%
U.S.	11.0%	(0.4)%	5.9%	2.7%
International	3.2%	(4.4)%	3.0%	(1.0)%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
TWELVE MONTHS 2022 ACTUAL vs. 2021 ACTUAL

Segments
	Consumer Health	Pharmaceutical	MedTech	Total
WW As Reported	(0.5)%	1.7%	1.4%	1.3%
U.S.	1.3%	2.3%	5.4%	3.0%
International	(1.9)%	1.0%	(2.3)%	(0.6)%

WW Currency	(4.1)	(5.0)	(4.8)	(4.8)
U.S.	—	—	—	—
International	(7.2)	(10.9)	(9.2)	(9.7)

WW Operational	3.6%	6.7%	6.2%	6.1%
U.S.	1.3%	2.3%	5.4%	3.0%
International	5.3%	11.9%	6.9%	9.1%

All Other Acquisitions and Divestitures	0.3	0.1	(0.1)	0.1
U.S.	0.2	0.2	(0.4)	0.0
International	0.5	0.1	0.1	0.2

WW Adjusted Operational	3.9%	6.8%	6.1%	6.2%
U.S.	1.5%	2.5%	5.0%	3.0%
International	5.8%	12.0%	7.0%	9.3%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2022	2021	Reported	Operational (1)	Currency
CONSUMER HEALTH SEGMENT (2) (3)

OTC
US	$754	633	18.9%	18.9%	—%
Intl	815	811	0.6	9.6	(9.0)
WW	1,569	1,444	8.6	13.7	(5.1)

SKIN HEALTH / BEAUTY
US	573	538	6.5	6.5	—
Intl	515	546	(5.6)	4.4	(10.0)
WW	1,088	1,084	0.4	5.4	(5.0)

ORAL CARE
US	164	159	3.3	3.3	—
Intl	207	246	(16.0)	(8.1)	(7.9)
WW	370	405	(8.4)	(3.7)	(4.7)

BABY CARE
US	93	90	3.4	3.4	—
Intl	264	309	(14.6)	(7.4)	(7.2)
WW	356	399	(10.6)	(5.0)	(5.6)

WOMEN'S HEALTH
US	4	4	15.6	15.6	—
Intl	217	230	(5.7)	4.4	(10.1)
WW	220	233	(5.5)	4.6	(10.1)

WOUND CARE / OTHER
US	109	106	3.3	3.3	—
Intl	54	57	(7.5)	2.9	(10.4)
WW	163	164	(0.5)	3.1	(3.6)

TOTAL CONSUMER HEALTH
US	1,696	1,529	10.9	10.9	—
Intl	2,071	2,199	(5.8)	3.2	(9.0)
WW	$3,767	3,728	1.0%	6.4%	(5.4)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2022	2021	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$2,805	2,912	(3.6)%	(3.6)%	—%
Intl	1,312	1,443	(9.1)	2.1	(11.2)
WW	4,118	4,355	(5.4)	(1.8)	(3.6)
REMICADE
US	318	511	(37.7)	(37.7)	—
US Exports (4)	41	39	5.1	5.1	—
Intl	116	214	(45.9)	(41.3)	(4.6)
WW	475	764	(37.8)	(36.5)	(1.3)
SIMPONI / SIMPONI ARIA
US	280	287	(2.2)	(2.2)	—
Intl	220	271	(18.6)	(7.4)	(11.2)
WW	501	559	(10.2)	(4.7)	(5.5)
STELARA
US	1,621	1,542	5.2	5.2	—
Intl	764	792	(3.5)	8.1	(11.6)
WW	2,386	2,334	2.3	6.2	(3.9)
TREMFYA
US	541	528	2.5	2.5	—
Intl	211	165	27.5	44.5	(17.0)
WW	752	693	8.5	12.5	(4.0)
OTHER IMMUNOLOGY
US	3	6	(53.5)	(53.5)	—
Intl	0	0	*	*	*
WW	3	6	(53.3)	(53.3)	0.0

INFECTIOUS DISEASES
US	414	614	(32.6)	(32.6)	—
Intl	1,127	1,818	(38.0)	(31.0)	(7.0)
WW	1,540	2,431	(36.6)	(31.4)	(5.2)
COVID-19 VACCINE
US	0	213	*	*	—
Intl	689	1,405	(50.9)	(45.0)	(5.9)
WW	689	1,619	(57.4)	(52.2)	(5.2)
EDURANT / rilpivirine
US	9	10	1.2	1.2	—
Intl	281	220	27.6	39.2	(11.6)
WW	290	230	26.5	37.6	(11.1)
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	398	380	4.7	4.7	—
Intl	95	135	(29.5)	(20.5)	(9.0)
WW	493	515	(4.3)	(1.9)	(2.4)
OTHER INFECTIOUS DISEASES
US	6	11	(47.1)	(47.1)	—
Intl	61	57	7.3	18.0	(10.7)
WW	67	68	(1.6)	7.4	(9.0)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2022	2021	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$912	899	1.4%	1.4%	—%
Intl	825	890	(7.2)	3.3	(10.5)
WW	1,737	1,789	(2.8)	2.4	(5.2)
CONCERTA / methylphenidate
US	37	55	(34.3)	(34.3)	—
Intl	131	123	6.5	20.3	(13.8)
WW	168	178	(6.2)	3.4	(9.6)
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	678	668	1.8	1.8	—
Intl	329	361	(8.8)	2.7	(11.5)
WW	1,008	1,029	(2.0)	2.1	(4.1)
RISPERDAL CONSTA
US	62	77	(19.4)	(19.4)	—
Intl	50	63	(21.5)	(9.7)	(11.8)
WW	112	140	(20.4)	(15.0)	(5.4)
OTHER NEUROSCIENCE
US	134	99	35.5	35.5	—
Intl	315	342	(7.7)	0.3	(8.0)
WW	449	441	2.0	8.2	(6.2)

ONCOLOGY
US	1,857	1,594	16.5	16.5	—
Intl	2,069	2,184	(5.3)	6.8	(12.1)
WW	3,927	3,778	3.9	10.9	(7.0)
DARZALEX
US	1,139	867	31.4	31.4	—
Intl	944	778	21.3	36.7	(15.4)
WW	2,083	1,645	26.6	33.9	(7.3)
ERLEADA
US	275	235	17.2	17.2	—
Intl	266	149	78.0	97.8	(19.8)
WW	541	384	40.9	48.6	(7.7)
IMBRUVICA
US	318	436	(27.0)	(27.0)	—
Intl	547	626	(12.5)	(2.0)	(10.5)
WW	866	1,062	(18.5)	(12.3)	(6.2)
ZYTIGA / abiraterone acetate
US	20	23	(14.3)	(14.3)	—
Intl	250	525	(52.4)	(44.8)	(7.6)
WW	270	548	(50.8)	(43.6)	(7.2)
OTHER ONCOLOGY
US	106	34	*	*	—
Intl	63	106	(41.1)	(33.1)	(8.0)
WW	168	140	20.6	26.7	(6.1)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2022	2021	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

PULMONARY HYPERTENSION
US	$610	587	3.9%	3.9%	—%
Intl	261	264	(1.3)	13.5	(14.8)
WW	870	851	2.3	6.9	(4.6)
OPSUMIT
US	305	286	7.0	7.0	—
Intl	156	162	(3.7)	11.0	(14.7)
WW	461	448	3.1	8.4	(5.3)
UPTRAVI
US	280	264	6.3	6.3	—
Intl	56	46	20.4	33.3	(12.9)
WW	336	310	8.4	10.3	(1.9)
OTHER PULMONARY HYPERTENSION
US	24	38	(35.5)	(35.5)	—
Intl	48	56	(12.2)	4.4	(16.6)
WW	73	94	(21.7)	(11.8)	(9.9)

CARDIOVASCULAR / METABOLISM / OTHER
US	776	813	(4.4)	(4.4)	—
Intl	194	200	(3.4)	5.7	(9.1)
WW	971	1,013	(4.2)	(2.4)	(1.8)
XARELTO
US	667	644	3.4	3.4	—
Intl	—	—	—	—	—
WW	667	644	3.4	3.4	—
INVOKANA / INVOKAMET
US	29	59	(51.3)	(51.3)	—
Intl	62	60	2.3	11.2	(8.9)
WW	91	120	(24.1)	(19.6)	(4.5)
OTHER
US	81	110	(25.7)	(25.7)	—
Intl	132	140	(5.9)	3.3	(9.2)
WW	213	250	(14.6)	(9.4)	(5.2)

TOTAL PHARMACEUTICAL
US	7,375	7,418	(0.6)	(0.6)	—
Intl	5,788	6,799	(14.9)	(4.5)	(10.4)
WW	$13,163	14,217	(7.4)%	(2.5)%	(4.9)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2022	2021	Reported	Operational (1)	Currency
MEDTECH SEGMENT (2) (3) (5)

INTERVENTIONAL SOLUTIONS
US	$603	483	24.9%	24.9%	—%
Intl	495	536	(7.6)	6.2	(13.8)
WW	1,098	1,019	7.8	15.1	(7.3)

ORTHOPAEDICS
US	1,385	1,305	6.1	6.1	—
Intl	763	851	(10.4)	0.8	(11.2)
WW	2,148	2,155	(0.4)	4.0	(4.4)

HIPS
US	250	227	9.7	9.7	—
Intl	135	151	(10.4)	0.4	(10.8)
WW	385	378	1.7	6.0	(4.3)

KNEES
US	231	208	11.8	11.8	—
Intl	122	135	(9.5)	1.2	(10.7)
WW	354	342	3.4	7.6	(4.2)

TRAUMA
US	470	467	0.7	0.7	—
Intl	240	261	(7.9)	3.5	(11.4)
WW	710	728	(2.4)	1.7	(4.1)

SPINE, SPORTS & OTHER
US	434	403	7.5	7.5	—
Intl	265	304	(12.9)	(1.5)	(11.4)
WW	699	708	(1.3)	3.6	(4.9)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2022	2021	Reported	Operational (1)	Currency
MEDTECH SEGMENT (2) (3) (5) (Continued)

SURGERY
US	$1,000	986	1.5%	1.5%	—%
Intl	1,383	1,527	(9.4)	1.4	(10.8)
WW	2,384	2,513	(5.1)	1.4	(6.5)

ADVANCED
US	456	457	(0.2)	(0.2)	—
Intl	653	735	(11.1)	(0.4)	(10.7)
WW	1,109	1,192	(7.0)	(0.3)	(6.7)

GENERAL
US	544	528	3.1	3.1	—
Intl	731	793	(7.8)	3.0	(10.8)
WW	1,275	1,321	(3.5)	3.0	(6.5)

VISION
US	456	443	3.1	3.1	—
Intl	689	728	(5.4)	5.9	(11.3)
WW	1,145	1,171	(2.2)	4.8	(7.0)

CONTACT LENSES / OTHER
US	343	316	8.6	8.6	—
Intl	489	518	(5.6)	7.2	(12.8)
WW	831	833	(0.2)	7.7	(7.9)
SURGICAL
US	113	126	(10.7)	(10.7)	—
Intl	200	211	(5.0)	2.9	(7.9)
WW	314	338	(7.1)	(2.2)	(4.9)

TOTAL MEDTECH
US	3,445	3,216	7.1	7.1	—
Intl	3,331	3,643	(8.6)	2.9	(11.5)
WW	$6,776	6,859	(1.2)%	4.9%	(6.1)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2022	2021	Reported	Operational (1)	Currency
CONSUMER HEALTH SEGMENT (2) (3)

OTC
US	$2,782	2,594	7.3%	7.3%	—%
Intl	3,249	3,034	7.1	14.5	(7.4)
WW	6,031	5,627	7.2	11.2	(4.0)

SKIN HEALTH / BEAUTY
US	2,337	2,400	(2.6)	(2.6)	—
Intl	2,015	2,141	(5.9)	2.2	(8.1)
WW	4,352	4,541	(4.2)	(0.4)	(3.8)

ORAL CARE
US	635	637	(0.3)	(0.3)	—
Intl	871	1,008	(13.6)	(7.4)	(6.2)
WW	1,505	1,645	(8.5)	(4.7)	(3.8)

BABY CARE
US	357	378	(5.5)	(5.5)	—
Intl	1,104	1,188	(7.1)	(1.4)	(5.7)
WW	1,461	1,566	(6.7)	(2.4)	(4.3)

WOMEN'S HEALTH
US	13	13	1.7	1.7	—
Intl	891	905	(1.5)	7.1	(8.6)
WW	904	917	(1.5)	7.0	(8.5)

WOUND CARE / OTHER
US	475	495	(4.0)	(4.0)	—
Intl	224	243	(8.0)	(3.4)	(4.6)
WW	700	739	(5.3)	(3.8)	(1.5)

TOTAL CONSUMER HEALTH
US	6,599	6,516	1.3	1.3	—
Intl	8,354	8,519	(1.9)	5.3	(7.2)
WW	$14,953	15,035	(0.5)%	3.6%	(4.1)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2022	2021	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$11,036	10,843	1.8%	1.8%	—%
Intl	5,899	5,907	(0.1)	10.3	(10.4)
WW	16,935	16,750	1.1	4.8	(3.7)
REMICADE
US	1,417	2,019	(29.8)	(29.8)	—
US Exports (4)	204	236	(13.6)	(13.6)	—
Intl	722	935	(22.8)	(18.7)	(4.1)
WW	2,343	3,190	(26.6)	(25.3)	(1.3)
SIMPONI / SIMPONI ARIA
US	1,166	1,127	3.5	3.5	—
Intl	1,017	1,148	(11.4)	(1.4)	(10.0)
WW	2,184	2,276	(4.0)	1.0	(5.0)
STELARA
US	6,388	5,938	7.6	7.6	—
Intl	3,335	3,196	4.4	15.7	(11.3)
WW	9,723	9,134	6.5	10.4	(3.9)
TREMFYA
US	1,844	1,503	22.7	22.7	—
Intl	824	624	32.0	47.8	(15.8)
WW	2,668	2,127	25.4	30.1	(4.7)
OTHER IMMUNOLOGY
US	17	21	(18.4)	(18.4)	—
Intl	0	3	*	*	*
WW	17	24	(28.2)	(28.2)	0.0

INFECTIOUS DISEASES
US	1,680	2,249	(25.3)	(25.3)	—
Intl	3,769	3,576	5.4	17.3	(11.9)
WW	5,449	5,825	(6.5)	0.8	(7.3)
COVID-19 VACCINE
US	120	634	(81.1)	(81.1)	—
Intl	2,059	1,751	17.6	32.1	(14.5)
WW	2,179	2,385	(8.6)	2.0	(10.6)
EDURANT / rilpivirine
US	36	41	(10.8)	(10.8)	—
Intl	972	953	2.0	12.7	(10.7)
WW	1,008	994	1.5	11.8	(10.3)
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	1,494	1,508	(1.0)	(1.0)	—
Intl	449	575	(21.9)	(13.4)	(8.5)
WW	1,943	2,083	(6.7)	(4.4)	(2.3)
OTHER INFECTIOUS DISEASES
US	30	66	(55.5)	(55.5)	—
Intl	289	297	(2.6)	3.6	(6.2)
WW	318	363	(12.3)	(7.2)	(5.1)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2022	2021	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$3,570	3,347	6.7%	6.7%	—%
Intl	3,323	3,641	(8.7)	0.4	(9.1)
WW	6,893	6,988	(1.4)	3.4	(4.8)
CONCERTA / methylphenidate
US	151	172	(12.5)	(12.5)	—
Intl	493	495	(0.4)	9.9	(10.3)
WW	644	667	(3.5)	4.1	(7.6)
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	2,714	2,550	6.5	6.5	—
Intl	1,426	1,472	(3.1)	7.8	(10.9)
WW	4,140	4,022	3.0	6.9	(3.9)
RISPERDAL CONSTA
US	257	287	(10.4)	(10.4)	—
Intl	228	305	(25.3)	(15.5)	(9.8)
WW	485	592	(18.1)	(13.0)	(5.1)
OTHER NEUROSCIENCE
US	447	338	32.4	32.4	—
Intl	1,176	1,368	(14.1)	(7.5)	(6.6)
WW	1,623	1,706	(4.9)	0.4	(5.3)

ONCOLOGY
US	6,930	5,958	16.3	16.3	—
Intl	9,052	8,590	5.4	17.3	(11.9)
WW	15,983	14,548	9.9	16.9	(7.0)
DARZALEX
US	4,210	3,169	32.8	32.8	—
Intl	3,767	2,854	32.0	47.0	(15.0)
WW	7,977	6,023	32.4	39.5	(7.1)
ERLEADA
US	968	813	19.2	19.2	—
Intl	913	478	*	*	*
WW	1,881	1,291	45.7	53.0	(7.3)
IMBRUVICA
US	1,390	1,747	(20.4)	(20.4)	—
Intl	2,394	2,622	(8.7)	1.0	(9.7)
WW	3,784	4,369	(13.4)	(7.6)	(5.8)
ZYTIGA / abiraterone acetate
US	74	119	(37.8)	(37.8)	—
Intl	1,696	2,178	(22.1)	(12.3)	(9.8)
WW	1,770	2,297	(22.9)	(13.6)	(9.3)
OTHER ONCOLOGY
US	289	110	*	*	—
Intl	283	458	(38.3)	(31.6)	(6.7)
WW	571	568	0.6	6.0	(5.4)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2022	2021	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

PULMONARY HYPERTENSION
US	$2,346	2,365	(0.8)%	(0.8)%	—%
Intl	1,071	1,085	(1.3)	11.2	(12.5)
WW	3,417	3,450	(1.0)	3.0	(4.0)
OPSUMIT
US	1,132	1,147	(1.3)	(1.3)	—
Intl	651	672	(3.2)	9.3	(12.5)
WW	1,783	1,819	(2.0)	2.6	(4.6)
UPTRAVI
US	1,104	1,056	4.5	4.5	—
Intl	218	181	20.4	32.4	(12.0)
WW	1,322	1,237	6.9	8.6	(1.7)
OTHER PULMONARY HYPERTENSION
US	110	163	(32.3)	(32.3)	—
Intl	202	232	(12.8)	0.3	(13.1)
WW	313	395	(20.8)	(13.1)	(7.7)

CARDIOVASCULAR / METABOLISM / OTHER
US	3,042	3,192	(4.7)	(4.7)	—
Intl	845	927	(8.9)	(1.7)	(7.2)
WW	3,887	4,119	(5.6)	(4.0)	(1.6)
XARELTO
US	2,473	2,438	1.4	1.4	—
Intl	—	—	—	—	—
WW	2,473	2,438	1.4	1.4	—
INVOKANA / INVOKAMET
US	193	308	(37.4)	(37.4)	—
Intl	255	254	0.1	7.3	(7.2)
WW	448	563	(20.4)	(17.2)	(3.2)
OTHER
US	376	446	(15.5)	(15.5)	—
Intl	590	673	(12.3)	(5.1)	(7.2)
WW	966	1,119	(13.6)	(9.3)	(4.3)

TOTAL PHARMACEUTICAL
US	28,604	27,954	2.3	2.3	—
Intl	23,959	23,726	1.0	11.9	(10.9)
WW	$52,563	51,680	1.7%	6.7%	(5.0)%
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2022	2021	Reported	Operational (1)	Currency
MEDTECH SEGMENT (2) (3) (5)

INTERVENTIONAL SOLUTIONS
US	$2,169	1,836	18.2%	18.2%	—%
Intl	2,131	2,135	(0.2)	9.9	(10.1)
WW	4,300	3,971	8.3	13.7	(5.4)

ORTHOPAEDICS
US	5,321	5,126	3.8	3.8	—
Intl	3,267	3,462	(5.6)	3.4	(9.0)
WW	8,587	8,588	0.0	3.7	(3.7)

HIPS
US	943	878	7.3	7.3	—
Intl	571	602	(5.1)	3.6	(8.7)
WW	1,514	1,480	2.3	5.8	(3.5)

KNEES
US	851	787	8.2	8.2	—
Intl	508	538	(5.7)	3.1	(8.8)
WW	1,359	1,325	2.6	6.1	(3.5)

TRAUMA
US	1,882	1,819	3.5	3.5	—
Intl	989	1,066	(7.2)	2.6	(9.8)
WW	2,871	2,885	(0.5)	3.1	(3.6)

SPINE, SPORTS & OTHER
US	1,645	1,642	0.2	0.2	—
Intl	1,198	1,256	(4.6)	4.3	(8.9)
WW	2,843	2,898	(1.9)	1.9	(3.8)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2022	2021	Reported	Operational (1)	Currency
MEDTECH SEGMENT (2)(3)(5) (Continued)

SURGERY
US	$3,897	3,867	0.8%	0.8%	—%
Intl	5,793	5,945	(2.6)	5.7	(8.3)
WW	9,690	9,812	(1.2)	3.8	(5.0)

ADVANCED
US	1,784	1,761	1.3	1.3	—
Intl	2,785	2,861	(2.6)	5.3	(7.9)
WW	4,569	4,622	(1.1)	3.8	(4.9)

GENERAL
US	2,113	2,105	0.4	0.4	—
Intl	3,008	3,085	(2.5)	6.2	(8.7)
WW	5,121	5,190	(1.3)	3.8	(5.1)

VISION
US	1,990	1,857	7.2	7.2	—
Intl	2,859	2,831	1.0	11.1	(10.1)
WW	4,849	4,688	3.4	9.5	(6.1)

CONTACT LENSES / OTHER
US	1,522	1,398	8.9	8.9	—
Intl	2,022	2,043	(1.0)	10.1	(11.1)
WW	3,543	3,440	3.0	9.6	(6.6)
SURGICAL
US	468	459	2.0	2.0	—
Intl	837	788	6.2	13.7	(7.5)
WW	1,306	1,248	4.6	9.4	(4.8)

TOTAL MEDTECH
US	13,377	12,686	5.4	5.4	—
Intl	14,050	14,374	(2.3)	6.9	(9.2)
WW	$27,427	27,060	1.4%	6.2%	(4.8)%

Note: Column and rows within tables may not add due to rounding. Percentages have been calculated using actual, non-
rounded figures and, therefore, may not recalculate precisely.

* Percentage greater than 100% or not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Certain prior year amounts have been reclassified to conform to current year product disclosures
(4) Reported as U.S. sales
(5) Previously referred to as Medical Devices

Supplemental Sales Reconciliation (Unaudited)
(Dollars in Millions)

	FOURTH QUARTER
			Percent Change
	2022	2021	Total	Operations	Currency

Pharmaceutical
U.S.	$7,375	7,418	(0.6)%	(0.6)	-
International	5,788	6,799	(14.9)	(4.5)	(10.4)
Worldwide	13,163	14,217	(7.4)	(2.5)	(4.9)

COVID-19 Vaccine
U.S.	0	213	*	*	-
International	689	1,405	(50.9)	(45.0)	(5.9)
Worldwide	689	1,619	(57.4)	(52.2)	(5.2)

Pharmaceutical excluding COVID-19 Vaccine
U.S.	7,375	7,205	2.4	2.4	-
International	5,099	5,394	(5.5)	6.0	(11.5)
Worldwide	12,474	12,599	(1.0)	3.9	(4.9)

Worldwide
U.S.	12,516	12,163	2.9	2.9	-
International	11,190	12,641	(11.5)	(1.1)	(10.4)
Worldwide	23,706	24,804	(4.4)	0.9	(5.3)

COVID-19 Vaccine
U.S.	0	213	*	*	-
International	689	1,405	(50.9)	(45.0)	(5.9)
Worldwide	689	1,619	(57.4)	(52.2)	(5.2)

Worldwide
U.S.	12,516	11,950	4.7	4.7	-
International	10,501	11,236	(6.5)	4.4	(10.9)
Worldwide excluding COVID-19 Vaccine	$23,017	23,186	(0.7)%	4.6	(5.3)

Note: Columns and rows within tables may not add due to rounding

* Percentage greater than 100% or not meaningful

Supplemental Sales Reconciliation (Unaudited)
(Dollars in Millions)

	TWELVE MONTHS
			Percent Change
	2022	2021	Total	Operations	Currency

Pharmaceutical
U.S.	$28,604	27,954	2.3%	2.3	-
International	23,959	23,726	1.0	11.9	(10.9)
Worldwide	52,563	51,680	1.7	6.7	(5.0)

COVID-19 Vaccine
U.S.	120	634	(81.1)	(81.1)	-
International	2,059	1,751	17.6	32.1	(14.5)
Worldwide	2,179	2,385	(8.6)	2.0	(10.6)

Pharmaceutical excluding COVID-19 Vaccine
U.S.	28,484	27,320	4.3	4.3	-
International	21,900	21,975	(0.3)	10.3	(10.6)
Worldwide	50,384	49,295	2.2	6.9	(4.7)

Worldwide
U.S.	48,580	47,156	3.0	3.0	-
International	46,363	46,619	(0.6)	9.1	(9.7)
Worldwide	94,943	93,775	1.3	6.1	(4.8)

COVID-19 Vaccine
U.S.	120	634	(81.1)	(81.1)	-
International	2,059	1,751	17.6	32.1	(14.5)
Worldwide	2,179	2,385	(8.6)	2.0	(10.6)

Worldwide
U.S.	48,460	46,522	4.2	4.2	-
International	44,304	44,868	(1.3)	8.2	(9.5)
Worldwide excluding COVID-19 Vaccine	$92,764	91,390	1.5%	6.2	(4.7)

Note: Columns and rows within tables may not add due to rounding

* Percentage greater than 100% or not meaningful